SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 23, 2001

                          Executive Help Services, Inc.
                          -----------------------------
             (Exact name of registrant as specified in its charter)



        Delaware                       0-28717                   88-0420405
        --------                       -------                   ----------
(State or other jurisdiction    (Commission File Number)      (IRS Employer
of incorporation)                                         Identification Number)

8930 East Raintree Drive, Suite 100, Scottsdale, Arizona                85260
--------------------------------------------------------                -----
(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code  (480) 767-6178

______________________________________________________________________________
         (Former name or former address, if changed since last report.)


ITEM 1. Changes in Control of Registrant.

None.

ITEM 2. Acquisition or Disposition of Assets.

None.

ITEM 3. Bankruptcy or Receivership.

None.

ITEM 4. Changes in Registrant's Certifying Accountant.

None.

ITEM 5. Other Events.

     The Company has authorized issuance of its common stock as outlined in the table below in exchange for Alan M. Smith, Russell S. Ivy and Kim Moore working for the Company:

                                                                       % of Shares
                                                                       Outstanding as
Name and Address                            Number of Shares           of 1/23/01                Date of Issuance
----------------                            ----------------           ----------                ----------------
Certum Limited*                             3,000,000                  30%                       January 23, 2001
c/o Channel House Trustees Limited
P.O. Box 532
Channel House, Green Street
St. Helier, Jersey, Channel Islands
JE4 5UW

Russell Stover Ivy                          1,000,000                  10%                       January 23, 2001
211 West Sealy Street
Alvin, TX 77512-1404

Paris House Limited**                         500,000                   5%                       January 23, 2001
c/o Thomson Kernaghan Securities
Suite 1000
1177 West Hastings Street
Vancouver, B.C. , Canada
V6E 2K3

                           Total:           4,500,000                  45%

     The issuance was approved by the Board of Directors on January 23, 2001 and certificates have been issued pursuant to the resolution.

* Mr. Smith is the principal owner of Certum Limited.
** Mr. Moore is the principal owner of Paris House Limited.

ITEM 6. Resignations of Registrant's Directors

None.

ITEM 7. Financial Statements and Exhibits.

None.

ITEM 8. Change in Fiscal Year.

None.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   EXECUTIVE HELP SERVICES, INC.


                                                          /s/ Russell Stover Ivy
                                                          ----------------------
                                                              Russell Stover Ivy
                                                          President and Director


                                                               /s/ Alan M. Smith
                                                               -----------------
                                                                   Alan M. Smith
                                                  Secretary, Treasurer, Director

Date ______________________, 2001